UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Aditx Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11161 Anderson Street Suite 105-10014	92354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 488-0844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

Effective July 2, 2020, upon closing of the initial public offering (the “IPO”) of Aditx Therapeutics, Inc. (the “Company”), the board of directors appointed Namvar Kiaie and Laura Anthony as directors of the Company. The board of directors has determined Mr. Kiaie and Ms. Anthony are independent in accordance with the applicable rules of the Nasdaq Stock Market LLC.

Mr. Kiaie and Ms. Anthony will serve on the Audit Committee of the board of directors along with Brian Brady, who serves as chair of the Audit Committee.

Mr. Kiaie and Ms. Anthony will serve on the Compensation Committee of the board of directors along with Mr. Brady. Mr. Kiaie will serve as chair of the Compensation Committee.

Mr. Kiaie and Ms. Anthony will serve on the Nominating and Corporate Governance Committee of the board of directors along with Mr. Brady. Ms. Anthony will serve as chair of the Nominating and Corporate Governance Committee.

Mr. Kiaie and Ms. Anthony were not selected as directors pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between either of Mr. Kiaie or Ms. Anthony and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Appointment of Chief Financial Officer

Effective July 2, 2020, upon closing of the IPO of the Company, the board of directors appointed Corinne Pankovcin as Chief Financial Officer of the Company.

In connection with Ms. Pankovcin’s appointment as Chief Financial Officer, the Company has entered into an Employment Agreement with Ms. Pankovcin (the “Pankovcin Employment Agreement”), pursuant to which she will receive a base salary at the annual rate of $225,000, payable in accordance with the Company’s standard payroll policies, and stock options to purchase up to 165,000 shares of common stock under the Company’s 2017 Equity Incentive Plan, which vests as follows: 1/3 of the options shall vest on March 30, 2021; and (ii) the remaining 2/3 of the options shall vest and become exercisable in 8 successive equal quarterly installments thereafter.

The foregoing descriptions of the Pankovcin Employment Agreement is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Set forth below is the biographical information of Ms. Pankovcin, age 53, as required by Item 401 of Regulation S-K.

From December 2015 to July 2019, Ms. Pankovcin was the Chief Financial Officer and Managing Director and Treasurer of Business Development Corporation of America (“BDCA”), a business development company. Prior thereto, from January 2011 to August 2015, Ms. Pankovcin was the Chief Financial Officer and Treasurer of Blackrock Capital Investment Corporation (NASDAQ: BKCC), and a Managing Director of Finance at BlackRock Investment Management LLC. Prior to joining BlackRock, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as Chief Financial Officer for the Global Emerging Markets products group at AIG Capital Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Accounting from Dowling College and her Master’s Degree in Business Administration from Hofstra University. She is a Certified Public Accountant.

Conversion of Accrued Executive Compensation

Effective upon the completion of the IPO, the Company issued units of securities to the executive officers listed below in conversion of their outstanding accrued compensation through March 31, 2020. The units are the same type and form of the units as were offered and sold in the IPO.

1.	38,055 units to Amro Albanna, the Company’s Chairman and Chief Executive Officer, in conversion of $342,500 in accrued compensation through March 31, 2020; and

2.	47,222 units to Shahrokh Shabahang, the Company’s Chief Innovation Officer and Director, in conversion of $425,000 in accrued compensation through March 31, 2020.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 29, 2020, in connection with the closing of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), which were previously approved by the Company’s board of directors, became effective. The Amended and Restated Bylaws restate the Company’s bylaws in their entirety to, among other things (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) provide for a federal forum provision regarding claims by stockholder made under the Securities Act of 1933, as amended.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On July 2, 2020, the Company completed the IPO and sold 1,226,668 units of its securities (the “Units”), with each Unit consisting of (a) one share of common stock, par value $0.001 per share, (b) one Series A warrant to purchase one share of common stock at an exercise price equal to $9.00 per share, exercisable until the fifth anniversary of the issuance date, and (c) one Series B warrant to purchase one share of common stock at an exercise price equal to $11.25 per share, exercisable until the fifth anniversary of the issuance date.

A copy of the press release announcing the pricing of the IPO is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing the closing of the IPO is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On July 6, 2020, the Company issued a corrective press release to correct the number of Series A warrants and Series B warrants received by the underwriters pursuant to their partial exercise of the over-allotment option in connection with the IPO. A copy of the corrective press release announcing the closing of the IPO is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws, effective June 29, 2020
5.1	Pankovcin Employment Agreement
99.1	Press release, dated June 29, 2020
99.2	Press release, dated July 2, 2020
99.3	Corrective press release, dated July 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITX THERAPEUTICS, INC.

Date: July 6, 2020	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer

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